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                                                                   EXHIBIT 10.57

                              AMENDMENT NUMBER FIVE
                                     to the
                                   INDENTURE,
             dated as of April 1, 2001, and as amended and restated
                    through and including November 25, 2003
                                    between
                         OPTION ONE OWNER TRUST 2001-1B
                                      and
                             WELLS FARGO BANK, N.A.

            This AMENDMENT NUMBER FIVE (this "Amendment") is made and is effective as of this 16th day of April, 2004, between Option One Owner Trust 2001-1B (the "Issuer") and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank Minnesota, National Association), as Indenture Trustee (the "Indenture Trustee"), to the Indenture dated as of April 1, 2001, and as amended and restated through and including November 25, 2003 (the "Indenture"), between the Issuer and the Indenture Trustee.

                                    RECITALS

            WHEREAS, the parties hereto desire to amend the Indenture subject to the terms and conditions of this Amendment.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Indenture.

            SECTION 2. Amendment. Section 1.01 of the Indenture is hereby amended by deleting in its entirety the definition of "Maturity Date" and replacing it with the following:

            (a) The Granting Clause of the Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

                                "GRANTING CLAUSE

            Subject to the terms of this Indenture, the Issuer hereby Grants on the Closing Date, to the Indenture Trustee, as Indenture Trustee for the benefit of the Noteholders, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in and to: (i) such Loans as from time to time are subject to the Sale and Servicing Agreement as listed in the Loan Schedule, as the same may be amended or supplemented on each Transfer Date and by the removal of Deleted Loans and Unqualified Loans and by the addition of Qualified Substitute Loans, together with the Servicer's Loan Files and the Custodial Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in the Mortgaged Properties, (iii) all payments in respect of interest and principal with respect to each Loan and Residual Security received on or after the related

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Transfer Cut-off Date, (iv) such assets as from time to time are identified as
Foreclosure Property, (v) such assets and funds as are from time to time deposited in the Distribution Account, Collection Account and the Transfer Obligation Account, including, without limitation, amounts on deposit in such accounts that are invested in Permitted Investments, (vi) lenders' rights under all Mortgage Insurance Policies and to any Mortgage Insurance Proceeds, (vii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (viii) all right, title and interest of the Trust (but none of the obligations) in and to the obligations of Hedging Counterparties under Hedging Instruments; (ix) all right, title and interest of each of the Depositor, the Loan Originator and the Trust in and under the Basic Documents including, without limitation, the obligations of the Loan Originator under the Loan Purchase and Contribution Agreement, the Master Disposition Confirmation Agreement and the Residual Securities Transfer Agreement, and all proceeds of any of the foregoing, (x) all right, title and interest of the Issuer in and to the Sale and Servicing Agreement, including the Issuer's right to cause the Loan Originator to repurchase Loans and Residual Securities from the Issuer under certain circumstances described therein), (xi) all right, title and interest (but none of the obligations) of the Trust in, to and under the Advance Note and all Additional Note Balances thereunder, (xii) all right, title and interest (but none of the obligations) of the Trust in, to and under the Advance Documents,
(xiii) such Residual Securities as from time to time are subject to this Agreement as listed in the Residual Securities Schedule, as the same may be amended or supplemented on each Transfer Date and by the removal of Deleted Residual Securities and Unqualified Residual Securities and by the addition of Qualified Substitute Residual Securities, together with the Loan Documents relating thereto and all proceeds thereof, (xiv) all right, title and interest of the Trust (but none of the obligations) in and to the Swap Agreement, (xv) all other Property of the Trust from time to time and (xvi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

            The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

            The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts hereunder and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders may adequately and effectively be protected."

      (b) Section 1.01 of the Indenture is hereby amended by adding the following definition:

            "Residual Security" Any security sold to the Trust hereunder and pledged to the Indenture Trustee, which security must be (i) a mortgage-backed security issued by Option One Mortgage Acceptance Corp. and evidencing an interest in a securitization trust backed by residential mortgage loans, which mortgage loans are serviced by Option One Mortgage Corporation (in such capacity, "Option One") (including, without limitation, securities designated as class C certificates

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and class P certificates that meet the foregoing criteria) or (ii) a net interest margin security issued by a trust sponsored by Option One and backed by class C certificates and/or Class P certificates, which certificates are in turn backed by residential mortgage loans serviced by Option One."

      (c) Section 1.01 of the Indenture is hereby amended by deleting the definition of "Maturity Date" in its entirety and replacing it with the following definition:

            "Maturity Date: means, with respect to the Notes, April 30, 2004."

      (d) Section 2.08(e)(ii) of the Indenture is hereby amended by deleting such subsection it in its entirety and replacing it with the following:

            "(ii) the Issuer is the owner of all of the Loans and the Residual Securities, has not assigned any interest or participation in the Loans or the Residual Securities (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant all of the Loans and Residual Securities to the Indenture Trustee;"

      (e)   Section 3.08 of the Indenture is hereby amended by deleting such section in its entirety and replacing it with the following:

            "Section 3.08. Assignment of Rights. The Issuer grants and assigns to the Initial Noteholder for the benefit of the Secured Parties all rights of the Issuer to enforce the covenants and conditions set forth in the Advance Note, the Advance Documents, the Residual Securities and the Loan Documents relating to the Residual Securities and all voting rights and rights of the Issuer to give any waivers or consents required or allowed under the Advance Note, the Advance Documents and the Loan Documents relating to the Residual Securities, and such waivers and consents shall be binding upon the Issuer as if the Issuer had given the same. The Issuer hereby constitutes and irrevocably appoints the Initial Noteholder, with full power of substitution and revocation, as the Issuer's true and lawful agent and attorney-in-fact, with the power to the full extent permitted by law, to affix to any certificates and documents representing the Advance Note or any Residual Security the endorsements delivered with respect thereto, and to transfer or cause the transfer of the Advance Note and each Residual Security, or any part thereof, on the books of the Advance Trust or the issuer of such Residual Security, as applicable, to the name of the Indenture Trustee on behalf of the Secured Parties or any nominee of hereof, and thereafter to exercise with respect to such Advance Note or Residual Security, all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Indenture and all authority hereby conferred are granted and conferred solely to protect the Secured Parties respective interest in the Collateral and shall not impose any duty upon the Initial Noteholder to exercise any power. The Issuer shall execute any documentation including, without limitation, any powers of attorney and/or irrevocable proxies, requested by the Initial Noteholder to effectuate such assignment. The Issuer shall, or shall cause the Receivables Seller and the Loan Originator (as applicable) to, provide the Initial Noteholder with copies of all reports, notices, statements and certificates delivered under the Advance Documents or the Loan Documents relating to the Residual Securities, and any other information that the Initial Noteholder shall reasonably request. Delivery of such reports, notices, information and documents to the Initial Noteholder under this section is for informational purposes only and the Initial Noteholders's receipt of such shall not constitute constructive notice of any information contained therein or determinable

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from information contained therein, including the Issuer's compliance with any of its covenants. The foregoing grant and assignment are powers coupled with an interest and are irrevocable."

      (f)   Section 7.03 of the Indenture is hereby amended by deleting such section in its entirety and replacing it with the following:

            "Section 7.03. 144A Information. The Indenture Trustee, to the extent it has any such information in its possession, shall provide to any Noteholder and any prospective transferee designated by any such Noteholder information regarding the Notes, the Loans, the Residual Securities and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) under the Securities Act for transfer of any such Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A under the Securities Act."

      (g) The sixth paragraph of Exhibit A to the Indenture is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

            "The Servicer may, at its option, effect an early redemption of the Notes for an amount equal to the Note Redemption Amount on any Payment Date on or after the Clean-up Call Date. The Servicer shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by purchasing all of the Loans and the Residual Securities at a purchase price, payable in cash, equal to the Termination Price."

            SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment, the Issuer hereby represents to the Indenture Trustee and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Indenture and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Indenture.

            SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Indenture or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Indenture, any reference in any of such items to the Indenture being sufficient to refer to the Indenture as amended hereby.

            SECTION 5. Fees and Expenses. The Issuer covenants to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder and (ii) all reasonable fees and expenses of the Indenture Trustee and its counsel.

            SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

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            SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 8. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-1B in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

                            [signature page follows]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                      OPTION ONE OWNER TRUST 2001-1B

                                      By: Wilmington Trust Company, not in its
                                      individual capacity but solely as owner
                                      trustee

                                      By: /s/ Rachel L. Simpson
                                          --------------------------------------
                                      Name: RACHEL L. SIMPSON
                                      Title: Financial Services Officer

                                      WELLS FARGO BANK, N.A., as Indenture
                                      Trustee

                                      By: /s/ Reid Denny
                                          --------------------------------------
                                      Name: REID DENNY
                                      Title: VICE PRESIDENT